SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  April 7, 2005
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                        (Date of earliest event reported)

                         ClickSoftware Technologies Ltd.
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             (Exact name of registrant as specified in its charter)

Israel                                 000-30827                Not Applicable
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(State or other jurisdiction     (Commission File Number)        (IRS Employee
of incorporation)                                            Identification No.)

                               34 Habarzel Street
                             Tel Aviv, Israel 69710
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               (Address of principal executive offices) (Zip Code)
          Registrant's telephone, including area code: (972-3) 765-9400
                                 Not Applicable
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         (Former name and former address, if changed since last report)
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Item 2.02 Results of Operations and Financial Condition

     ClickSoftware Technologies Ltd. issued a press release on April 7, 2005 (the "Press Release") to announce its preliminary financial results for the fiscal quarter ended March 31, 2005. A copy of the Press Release is furnished as
Exhibit 99.1.

     The information in this Form 8-K, including the Exhibit 99.1 attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Act of 1934, as amended.



Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     The following exhibits are furnished herewith:



EXHIBIT NO.                        TITLE
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99.1                               Press release dated April 7, 2005.

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     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



CLICKSOFTWARE TECHNOLOGIES LTD.

BY: /s/ Shmuel Arvatz
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Shmuel Arvatz
Executive Vice President and Chief Financial Officer

Dated: April 7, 2005


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                                  EXHIBIT INDEX

EXHIBIT NO.                        TITLE
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99.1                               Press release dated April 7, 2005.

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